UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

WAGEWORKS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Park Place, 4th Floor

San Mateo, California 94403

(Address of principal executive offices) (Zip Code)

(650) 577-5200

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WAGE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On June 28, 2019, WageWorks, Inc. (NYSE: WAGE) made available on the “Investors Relations” page of its website at http://www.wageworks.com a slide presentation related to its financial results for the first quarter ended March 31, 2019. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 and Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K is being furnished, not filed, in accordance with the provisions of General Instruction B.2 of Form 8-K. Accordingly, the information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K will not be incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Item 7.01	Regulation FD Disclosure.

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

Non-GAAP Financial Information

In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials in Exhibit 99.1 include non-GAAP information. The Company believes the presentation of non-GAAP measures including Income from Operations, Adjusted EBITDA, Adjusted EBITDA Margin, Net Income, Total Operating Expenses and Earnings per Share provides useful supplemental information to investors with regard to its core operating performance, and are used by the Company’s management to assess the performance of the Company’s business for planning and forecasting in subsequent periods as well as to compare financial results period-over-period. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under U.S. GAAP. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation of the non-GAAP information to GAAP is available as an appendix to Exhibit 99.1.

Item 9.01	Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Supplemental Financial Presentation Q1 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

Dated: June 28, 2019	By:	/s/ Ismail Dawood
	Name:	Ismail Dawood
	Title:	Chief Financial Officer